             As filed with the Securities and Exchange Commission
                                on May 17, 1996

                                                      Registration No. 333-_____

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                            LIFELINE SYSTEMS, INC.
            (Exact Name of Registrant as Specified in Its Charter)

        Massachusetts                                       04-2537528
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                          Identification No.)


640 Memorial Drive, Cambridge, Massachusetts                  02139
 (Address of Principal Executive Offices)                   (Zip Code)


                            1994 STOCK OPTION PLAN
                           (Full Title of the Plan)

                          Ronald Feinstein, President
                            Lifeline Systems, Inc.
                              640 Memorial Drive
                        Cambridge, Massachusetts 02139
                    (Name and Address of Agent For Service)

                                (617) 679-1000
         (Telephone Number, Including Area Code, of Agent For Service)


================================================================================
                        CALCULATION OF REGISTRATION FEE

                             Proposed     Proposed
Title of                     Maximum      Maximum
Securities       Amount      Offering     Aggregate         Amount of
to be            to be       Price        Offering          Registration
Registered       Registered  Per Share    Price             Fee
- ----------       ----------  ---------    ---------         ------------
Common Stock,    300,000     $14.0625(1)   $4,218,750.00(1) $1,455.00
$.02 par         shares
value

- --------------------------------------------------------------------------------
(1)  Estimated solely for the purpose of calculating the
     registration fee, and based upon the average of the
     high and low prices of the Common Stock on the Nasdaq
     National Market on May 13, 1996 in accordance with
     Rules 457(c) and 457(h) of the Securities Act of 1933.
================================================================================

                    Statement of Incorporation by Reference

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-79294, filed by the Registrant on May 24, 1994 relating to the Registrant's 1994 Stock Option Plan.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts on the 15th day of May, 1996.


                                          LIFELINE SYSTEMS, INC.


                                          By:/s/ Ronald Feinstein
                                             --------------------
                                             Ronald Feinstein
                                             President and
                                             Chief Executive Officer



                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Lifeline Systems, Inc. hereby severally constitute Ronald Feinstein, Dennis M. Hurley, Norman B. Asher and Jeffrey A. Stein, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Lifeline Systems, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                Title                           Date
     ---------                -----                           ----


/s/ Ronald Feinstein        President, Chief             )
- -----------------------     Executive Officer and        )
Ronald Feinstein            Director (Principal          )
                            Executive Officer)           )
                                                         )
                                                         )
                                                         )
                                                         )
/s/ Dennis M. Hurley        Vice President, Finance      )
- -----------------------     and Chief Financial          )
Dennis M. Hurley            Officer (Principal           )
                            Financial and Accounting     )
                            Officer)                     )
                                                         )
                                                         )
                                                         )
                                                         )
/s/ Everett N. Baldwin      Director                     )
- -----------------------                                  )
Everett N. Baldwin                                       )
                                                         )
                                                         )
/s/ Carolyn C. Roberts      Director                     )
- -----------------------                                  )
Carolyn C. Roberts                                       )
                                                         )
                                                         )
                                                         )
/s/ Joseph E. Kasputys      Director                     )      May 15, 1996
- -----------------------                                  )
Joseph E. Kasputys, Ph.D.                                )
                                                         )
                                                         )
/s/ L. Dennis Shapiro       Director                     )
- -----------------------                                  )
L. Dennis Shapiro                                        )
                                                         )
                                                         )
/s/ Steven M. Tritman       Director                     )
- -----------------------                                  )
Steven M. Tritman                                        )
                                                         )
                                                         )
/s/ Gordon C. Vineyard      Director                     )
- -----------------------                                  )
Gordon C. Vineyard, M.D.                                 )

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number        Description                                         Page
- -------       -----------                                         ----

  4.1 (1)     Articles of Organization of the Registrant,
              as amended                                           -

  4.2 (2)     By-Laws of the Registrant, as amended                -

  5.1         Opinion of Hale and Dorr                             6

  23.1        Consent of Hale and Dorr (included in
              Exhibit 5.1)                                         -

  23.2        Consent of Coopers & Lybrand L.L.P.                  7

  24.1        Power of Attorney (included on the signature
              page of this Registration Statement)                 -




- ---------------------
(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1, filed May 27, 1983 (Registration No. 2-84060), as amended as set forth in the Registrant's Proxy Statement filed May 1, 1987 and incorporated herein by reference.

(2) Incorporated by reference from the Registrant's Form 10-K, filed April 1, 1991.